INCORPORATED IN ISRAEL

INTERCURE LTD.

NUMBER

5860816

SHARES

THIS CERTIFIES THAT

* PROOF * 5860816 * IL0011063760 * .... FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.
* PROOF * 5860816 * IL0011063760 * 12345678901 FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.
* PROOF * 5860816 * IL0011063760 * 12345678901 FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.
* PROOF * 5860816 * IL0011063760 * 12345678901 FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.
* PROOF * 5860816 * IL0011063760 * 12345678901 FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.
* PROOF * 5860816 * IL0011063760 * 12345678901 FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.
* PROOF * 5860816 * IL0011063760 * 12345678901 FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.
* PROOF * 5860816 * IL0011063760 * 12345678901 FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.
* PROOF * 5860816 * IL0011063760 * 12345678901 FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.

PROOF

is the registered holder of

* PROOF * 5860816 * IL0011063760 * 12345678901 FULLY PAID AND NON-ASSESSABL
E ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD. * PROOF * 5860816 * IL001
1063760 * 12345678901 FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCU
RE LTD. * INTERCURE LTD. * PROOF * 5860816 * IL0011063760 * 12345678901 FUL
LY PAID AND NON-ASSESSABLE ORDINARY SHARES INTERCURE LTD. * INTERCURE LTD.

12345678901

ISIN: IL0011063760
CUSIP: M549GJ111

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES WITHOUT NOMINAL OR PAR VALUE IN THE CAPITAL OF INTERCURE LTD.

A transfer of the shares represented by this certificate will not be registered in a register of transfers of the Corporation except upon surrender of this certificate duly endorsed by the appropriate person.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.

DATED: , 2021

COUNTERSIGNED AND REGISTERED
AST TRUST COMPANY (CANADA)
TRANSFER AGENT AND REGISTRAR OR
AMERICAN STOCK TRANSFER & TRUST
COMPANY, LLC CO-TRANSFER AGENT

BY ______________________________
AUTHORIZED OFFICER

CHIEF FINANCIAL OFFICER

The shares represented by this certificate are transferable in Canada at the office of AST Trust Company (Canada) in Toronto Ontario or at the office of American Stock Transfer & Trust Company, LLC in New York, NY.

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

5860816

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

____

(**Print** name(s) of person(s) to whom the securities are being transferred and the address for the register)

____

____ shares

(number of shares if blank, deemed to be all)

of the Company represented by this certificate, and hereby irrevocably constitutes and appoints ______________________ the attorney of the undersigned to transfer the said securities with full power of substitution in this matter:

Dated ______________

Signature Guarantee(s)*
(the transfer cannot be processed without acceptable guarantees of all signatures)

Transferor(s) Signature(s)*

____

____

____

* For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes.
In addition, every signature must be **Signature Guaranteed** by a Canadian Schedule 1 chartered bank, or a member of one of the recognized medallion programs - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).